Virtus Cumberland Municipal Bond ETF (Ticker: CUMB) (the “Fund”),

a series of ETFis Series Trust I (the “Trust”)

Supplement dated March 29, 2019 to the

Prospectus and Statement of Additional Information

dated February 28, 2019

Important Notice to Investors

The Board of Trustees (the “Board”) of the Trust has authorized an orderly liquidation of the Fund, which is a series of the Trust. None of the other series of the Trust are being liquidated. The Board has determined that closing and liquidating the Fund is in the best interests of the Fund and its shareholders.

Prior to and through the close of trading on the NYSE Arca, Inc. (the “Exchange”) on April 12, 2019, the Fund will undertake the process of closing down and liquidating its portfolio. This process may result in the Fund holding cash and/or securities that may not be consistent with its investment objective and strategies.

The Fund will not accept creation and redemption unit orders from authorized participants after April 12, 2019. Trading on the Exchange for the shares of the Fund will be suspended prior to the open of business on Monday, April 15, 2019. The final date of trading on the Exchange for the Fund will be Friday, April 12, 2019. Shareholders may sell their holdings on or before Friday, April 12, 2019 and may incur customary brokerage charges. Shareholders who do not sell their holdings on or before Friday, April 12, 2019 will receive cash equal to the amount of the net asset value of their shares. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about April 19, 2019. These payments may be taxable and will include any accrued capital gains and dividends. In addition, the Fund may also pay a final clean-up distribution of any accrued capital gains and income in an amount necessary to comply with any tax requirements applicable to the Fund to shareholders of record as of the close of trading on the Exchange on Friday, April 12, 2019. Please consult your tax advisor about the potential tax consequences.

For additional information regarding the liquidation, shareholders of the Fund may call (888) 383-0553.

Investors should retain this supplement for future reference.